Intangible Assets	12 Months Ended
Mar. 31, 2019
Intangible assets [Abstract]
Intangible Assets
Intangible Assets

	JPY (millions)
Acquisition cost	Software	Intangible Assets Associated with Products	Other	Total
As of April 1, 2017	¥69,154	¥1,977,596	¥23,337	¥2,070,087
Additions	16,934	32,594	1	49,529
Acquisitions through business combinations (Note 31)	—	41,764	—	41,764
Disposals and other decreases	(1,975)	(4,517)	(8)	(6,500)
Reclassification to assets held for sale (Note 19)	(158)	(2,655)	—	(2,813)
Deconsolidation	—	(2,356)	—	(2,356)
Foreign currency translation differences	830	(21,565)	(1,126)	(21,861)
As of March 31, 2018	¥84,785	¥2,020,861	¥22,204	¥2,127,850
Additions	26,188	29,857	141	56,186
Acquisitions through business combinations (Note 31)	51,722	3,910,997	—	3,962,719
Disposals and other decreases	(2,522)	(131)	(11)	(2,664)
Reclassification to assets held for sale (Note 19)	(120)	—	—	(120)
Deconsolidation	(220)	(28,794)	(4)	(29,018)
Foreign currency translation differences	404	63,581	3	63,988
As of March 31, 2019	¥160,237	¥5,996,371	¥22,333	¥6,178,941

Accumulated amortization and accumulated impairment losses
As of April 1, 2017	¥(45,011)	¥(951,122)	¥(10,917)	¥(1,007,050)
Amortization	(8,045)	(126,108)	(41)	(134,194)
Impairment losses	(88)	(19,080)	—	(19,168)
Reversal of impairment losses	—	23,057	—	23,057
Disposals and other decreases	1,242	2,397	6	3,645
Reclassification to assets held for sale (Note 19)	118	2,079	—	2,197
Deconsolidation	—	2,356	—	2,356
Foreign currency translation differences	13	15,557	1	15,571
As of March 31, 2018	¥(51,771)	¥(1,050,864)	¥(10,951)	¥(1,113,586)
Amortization	(13,774)	(194,727)	(61)	(208,562)
Impairment losses	(53)	(8,645)	—	(8,698)
Disposals and other decreases	2,388	22	6	2,416
Reclassification to assets held for sale (Note 19)	59	—	—	59
Deconsolidation	153	17,888	4	18,045
Foreign currency translation differences	55	(8,325)	23	(8,247)
As of March 31, 2019	¥(62,943)	¥(1,244,651)	¥(10,979)	¥(1,318,573)

Carrying amount
As of April 1, 2017	¥24,143	¥1,026,474	¥12,420	¥1,063,037
As of March 31, 2018	33,014	969,997	11,253	1,014,264
As of March 31, 2019	97,294	4,751,720	11,354	4,860,368

There were no material internally generated intangible assets recorded in the consolidated statements of financial position.
The intangible assets associated with products are comprised of the following:

	JPY (millions)
	Marketed Products	In-Process R&D	Carrying amount
As of April 1, 2017	¥645,449	¥381,025	¥1,026,474
As of March 31, 2018	698,329	271,668	969,997
As of March 31, 2019	4,248,285	503,435	4,751,720

Marketed products mainly represent license rights associated with commercialized products. These include, but are not limited to, intangible assets associated with PANTOPRAZOLE acquired through the acquisition of Nycomed, which represent 318,281 million JPY and 253,272 million JPY as of March 31, 2018 and 2019, respectively, intangible assets associated with ALUNBRIG and ICLUSIG acquired through the acquisition of ARIAD Pharmaceuticals, Inc., which represent 204,378 million JPY and 192,200 million JPY as of March 31, 2018 and 2019, respectively and TAKHZYRO, VYVANSE, GAMMAGARD, ADVATE, ADYNOVATE, and REPLAGAL, acquired through the acquisition of Shire, which represent 2,497,460 million JPY as of March 31, 2019.
The remaining amortization period is 3 to 8 years as of March 31, 2019 for the assets acquired through the acquisition of Nycomed, 8 to 12 years for the assets acquired through the acquisition of ARIAD Pharmaceuticals, Inc. and 1 to 20 years for the assets acquired through the acquisition of Shire.
In-process R&D mainly represents products in development and license rights obtained in connection with Takeda’s in-licensing and collaboration agreements. These agreements relate to the right to sell products that are being developed (Note 13). These intangible assets are not subject to amortization. These include intangible assets associated mainly with ALUNBRIG acquired through the acquisition of ARIAD Pharmaceuticals, Inc., which represent 182,002 million JPY and 189,184 million JPY as of March 31, 2018 and 2019, respectively and with SHP621 budesonide and SHP620 Maribavir acquired through the acquisition of Shire, which represents 70,796 million JPY as of March 31, 2019.
Impairment
Takeda’s impairment assessment for intangible assets requires a number of significant judgments to be made by management to estimate the recoverable amount, including the estimated pricing and costs, likelihood of regulatory approval, and the estimated market and Takeda’s share of the market. The most significant assumption for intangible assets associated with marketed products is the product market share of the therapeutic area and estimated pricing, whereas the most significant assumption with pre-marketed products and in-process R&D is the probability of regulatory approval. A change in these assumptions may have a significant impact on the amount, if any, of an impairment charge recorded during a period. For example, negative results from a clinical trial may change the assumption and result in an impairment. Products in development may be fully impaired when a trial is unsuccessful and there is no alternative use for the development asset.
Takeda recorded impairment losses of 44,609 million JPY, a reversal of impairment losses 3,889 million JPY (net of impairment losses), and impairment losses of 8,698 million JPY during the years ended March 31, 2017, 2018, and 2019, respectively. These losses are primarily recognized in amortization and impairment losses on intangible assets associated with products in the consolidated statement of income.
During the year ended March 31, 2017, Takeda recorded impairment losses of 44,609 million JPY primarily resulting from a decision to terminate development of certain products and competitive product launches. The recoverable amount of the impaired assets amounted to 45,275 million JPY. Specifically, during the year ended March 31, 2017, Takeda recorded an impairment loss of 16,003 million JPY due to a decline in expected profitability of COLCRYS, an impairment loss of 7,889 million JPY due to the termination of development of an oncology product, and an impairment loss of 3,359 million JPY due to the termination of development of a vaccine product.
During the year ended March 31, 2018, Takeda recorded reversal of a previously recorded impairment losses of 23,057 million JPY mainly related to COLCRYS based on more favorable sales performance. The recoverable amount of the assets related to the reversal was 49,113 million JPY. This was offset by impairment losses of 19,168 million JPY primarily resulting from a decision to terminate development of certain products. The recoverable amount of the impaired assets amounted to 3,185 million JPY.
During the year ended March 31, 2019, Takeda recorded impairment losses of 8,698 million JPY. The recoverable amount of the combined impaired assets amounted to 29,667 million JPY. The impairment losses primarily resulted from the decision to terminate a collaboration agreement on development of oncology products (Note 13).
Impairment losses were calculated by deducting the recoverable amount from the carrying amount.
The significant assumptions used to calculate the recoverable amount (value in use) are as follows:

	Discount Rate (Post-tax)	Discount Rate (Pre-tax)
March 31, 2017	5.7% - 13.5%	8.3% - 16.9%
March 31, 2018	6.5% - 14.4%	9.4% - 18.5%
March 31, 2019	11.0%	14.2%

A part of the recoverable amount was measured at the fair value less costs of disposal (the amount that was expected to be received by selling the assets). This fair value is classified as Level 3 in the fair value hierarchy.